FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported): April 23, 2008

                        PINPOINT RECOVERY SOLUTIONS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  333-146970                   26-2214000
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(State or other jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)

4300 W. Cypress Street, Suite 370, Tampa, Florida                  33607
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    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (813) 879-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

      On April 23, 2008 Gordon Sjodin resigned from his position as director of Pinpoint Recovery Solutions Corp. (the "Registrant"). Mr. Sjodin had no disagreement with the policies or management of the Registrant.

      A copy of the letter of resignation of Mr. Sjodin is attached as Exhibits 17.1.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

Exhibit No.       Exhibit Description
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17.1              Letter of Gordon Sjodin to the Registrant regarding
                  resignation effective as of April 23, 2008.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date: April 23,  2008

                                          PINPOINT RECOVERY SOLUTIONS CORP.

                                          By: /s/ Jon D. Leslie
                                              ----------------------------------
                                              Name:  Jon D. Leslie
                                              Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
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17.1              Letter of Gordon Sjodin to the Registrant regarding
                  resignation effective as of April 23, 2008.